Click to edit Master title style 1 Business Update January 12, 2017 EXHIBIT 99.1

2 Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2015 Form 10-K and 2016 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

3 2016 was a successful year for DTE with a number of positive developments  Increased operating EPS* growth rate to 5% - 7% from 5% - 6%  Raised targeted dividend growth rate to ~7% over next 3 years  Received constructive rate order for gas utility  Received final environmental impact statement for NEXUS  Received FERC approval for Millennium’s Valley Lateral project  Best safety performance in company’s history  Passed constructive Michigan energy policy legislation * Reconciliation to GAAP reported earnings included in the appendix

4 • Overview • Long-Term Growth Update • Summary

5 Growth is driven by strong, stable utilities and complementary non-utility businesses DTE Electric • Electric generation and distribution • 2.2 million customers • Fully regulated Gas Storage & Pipelines • Transport and store natural gas • 5 pipelines, 91 Bcf of storage Power & Industrial Projects • Own and operate energy related assets • 66 sites, 17 states Growth driven by infrastructure investments aimed at improving customer reliability Energy Trading • Active physical and financial gas and power marketing company Growth driven by strategic opportunities 75%-80% Utility 20%-25% Non-Utility DTE Gas • Natural gas transmission, storage and distribution • 1.2 million customers • Fully regulated

6 Success is tied to our aspiration and continued focus on our system of priorities To be the best-operated energy company in North America and a force for growth and prosperity in the communities where we live and serve CUSTOMER

7 Continuous improvement has enabled us to be an industry leader in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M greater than $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense Electric Peers* Gas Peers** 2008 to 2015 Change in O&M Costs 82% 92% Average 34% Daily focus on problem solving  Metrics drive progress  Scorecards monitor success DTE Gas -5% DTE Electric -3% Average 22%

8 (dollars per share) 2011 2016 2017 $2.35 $3.08 5-year dividend growth rate of 5.6% from 2011 - 2016 Increased dividend 7.1% for 2017 Targeting annual dividend increases of ~7% in 2018 and 2019  Phase-in payout ratio to be in-line with peer average More than 100 years of continuous dividend payments Annualized Dividend Increased annualized dividend by 7.1% $3.30

9 DTE has consistently delivered total shareholder return above the peer average 65% 117% 216% 46% 75% 123% DTE Energy S&P 500 Utilities 10-YR 5-YR Total Shareholder Return (Bloomberg as of 12/31/16) Top quartile  Total return at top quartile of S&P 500 Utilities 3-YR

10  Minimal regulatory lag  Solid ROEs  Unique recovery mechanisms Source: Barclays, March 2016 Top Tier Michigan’s regulatory environment is one of the best in the country

11 Constructive Michigan energy policy was passed by both the House and Senate Capacity requirement for retail open access (ROA) providers 10% ROA cap remains Certificate of Need / integrated resource plan  10-month rate case cycle  15% renewable standard by 2021 100% ownership of incremental renewable generation allowed Energy efficiency incentives improve Revenue decoupling remains for gas

12 DTE Energy is well-positioned as the country transitions to new leadership Energy policy  DTE electric generation transformation not dependent on the Clean Power Plan; replacing aging coal plants and focusing on customer reliability and affordability Proposed tax reform Reduce customer rates  Benefit for future capital investments

13 • Overview • Long-Term Growth Update • Summary

14 Design detailed roadmap for the transformation of our business that ties near-term work to long-term success providing 30% - 40% cost reductions over the next decade Apply continuous improvement  Shift from coal to natural gas  Distribution improvements  Advanced metering  Enhanced customer channels With significant investment ahead, DTE will define customer, operational and productivity goals to guide the long-term transformation of our business

15 2017 – 2021 Plan 2012 – 2016 Plan $12 billion $13.5 billion 2017 – 2021 Capital Plan Electric................ $8.4 billion Distribution infrastructure, maintenance, new generation Gas ..................... $1.8 billion Base investments, infrastructure renewal, NEXUS related GSP ......... $2.2 to $2.8 billion Expansions, NEXUS P&I .............$0.6 to $1.0 billion Cogeneration, on-site energy Growth through 2021 fueled by investment in utility infrastructure and generation along with midstream opportunities +12.5%

16 Generation and distribution infrastructure replacement will improve service to customers over the next 10 years DTE Electric Investment New generation • Retire 60% of coal fleet; replacing with clean energy Distribution infrastructure • Move electric reliability to 1st quartile Maintenance and other projects • Productivity and efficiency improvements to reduce costs 2012 – 2016 2017 – 2021 2022 – 2026 $7.4 billion $8.4 billion $9.8 billion Nuclear/Other Gas Renewables Coal 2030 Scenario 2015 Electric Capacity Shift (GW) 15% 30%- 45% 15%- 30% 10% 20% 55% 25% 15%

17 Gas generation and renewables will replace coal fired generation Belle River St. Clair River Rouge Retirements* Additions* Wind / Solar Trenton New gas plant * Timing and mix is subject to change 2024 - 2030 New gas plant Wind / Solar 2017 - 2023 2017 - 2023 2024 - 2030 ~2,100 MW ~1,000 MW ~2,500 – 3,500 MW

18 Significant emissions reductions have already been achieved and we continue on the path to clean energy 2005 2015 2030 CO2 Emissions 16% Reduction 2005 2015 2030 2005 2015 2030 NOX Emissions SO2 Emissions  Emissions reductions are largely due to $2 billion in controls installed at Monroe Power Plant, new technology and reduced reliance on coal-fired generation  In addition, mercury emissions have been reduced 42% since 2005 with 75% reduction expected by 2030 67% Reduction 61% Reduction 40% Reduction 85% Reduction 95% Reduction

19 Distribution reliability investments focus on increasing customer satisfaction and driving efficiencies Tree Trimming Infrastructure Redesign Infrastructure Resilience Technology Enhancements Enhanced program has resulted in a 70% reliability improvement on trimmed circuits Upgraded nearly 20% of circuits since 2013; impact 33% of circuits by the end of 2020, improving reliability on impacted circuits by up to 70% Major investments planned at 20-25 substations by 2021 to address load growth and aging infrastructure Remote monitoring capability more than doubled from 2015 to 2016 with 100% capability planned by 2019

20 Infrastructure renewal and replacement will improve service to customers over the next 10 years DTE Gas Investment NEXUS related compression Infrastructure renewal • Strengthen gas infrastructure by reducing planned main replacement cycle by half Base infrastructure • Transmission, compression, distribution, storage 2012 – 2016 2017 – 2021 $1.4 billion $1.8 billion 2022 – 2026 $1.7 billion

21 Replacing aging infrastructure ensures reliable gas service and achieves a fundamental shift in performance, cost and productivity Main Replacement Pipeline Integrity Meter Move Out Systematically replaces poor performing unprotected main - minimizing leaks and improving customer satisfaction Drives productivity - reducing manual meter reading costs Strengthens the system - decreasing the potential for system failures

22 GSP has an asset portfolio with multiple growth platforms Growth Platforms Purposefully located in the best geology in North America  Bluestone Pipeline & Gathering  Millennium Pipeline  NEXUS Pipeline  Link* Lateral & Gathering Michigan Assets Strategically located between Chicago and Dawn trading hubs  Vector Pipeline  Storage  Gathering * Includes Appalachia Gathering System (AGS) and Stonewall Gas Gathering (SGG) Link* Lateral & Gathering NEXUS Pipeline DTE Gas DTE Storage Bluestone Pipeline & Gathering Michigan Gathering Birdsboro Pipeline

23 Pipeline and gathering platforms provide unique opportunities and synergies for long-term growth Bluestone Pipeline & Gathering • Well positioned for future expansions • Bi-directional capabilities serving pipeline constrained Northeast markets Millennium Pipeline • 0.1 Bcf/d lateral expansion 2Q17; 0.2 Bcf/d expansion 2H18 • Well positioned for future expansions • Serves pipeline constrained Northeast markets NEXUS • Serves growing demand in the Midwest and Canadian markets • Late stages of planning for spring construction • Ohio interconnect agreements provide 1.75 Bcf/d of market access • Mainline expandable up to 2.0 Bcf/d Link Lateral & Gathering • Strong tie to existing markets; new market access to Gulf and Mid-Atlantic / LNG exports • Expansion potential over 1.0 Bcf/d

P&I operates three distinct business lines across the United States

Industrial Energy Services



- On-site utility services for industrial and commercial customers
- Coke and pulverized coal for steel customers

Typical contract
5-20 years

Contract duration
~6 years

Renewable Energy



- Wood-fired power plants
- Convert landfill gas to energy

Typical contract
10-25 years

Contract duration
~15 years

Reduced Emissions Fuel (REF)



- Projects to reduce emissions from coal-fired plants
- Utility contracted

Contract duration
~5 years

24

25 Focus on strategic opportunities in utility-like projects and asset acquisitions for future growth U ti li ty -L ik e P ro ject s A sset A c q u is it io n Distinct capabilities  Experience with large industrial and commercial customers  History of executing utility-like long-term contracts  Expertise in operations and project management  Proficiency in providing full suite of utility services

26 • Overview • Long-Term Growth Update • Summary

27 Summary Value driven utility investments provide an excellent customer experience while ensuring affordable rates Constructive regulatory environment and continued cost savings enable utilities to earn authorized returns Strategic and transparent growth opportunities in non-utility businesses offer diversity in earnings and geography Strong EPS and dividend growth that deliver premium total shareholder returns

28 Appendix

29 A strong balance sheet remains a key priority and supports growth 21% 2016E 2017-2019E 52% 2016E 2017-2019E Leverage* * Debt excludes a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50%- 53% Target 20% + • Cash and credit metrics are key performance measures in our incentive plans • No equity issued in 2016 ‒ Acquisition related equity of $675 million in late 2019 (through convertible equity units) ‒ No other equity planned through 2019 • Consistently achieve our cash targets and credit metrics ** Funds from Operations (FFO) is calculated using operating earnings

30 DTE Electric plans $8.4 billion of investments over the next 5 years with a focus on increasing customer reliability (millions) 2017E 2018E 2019E 2020E 2021E Distribution infrastructure New generation Maintenance and other projects* 2017E - 2021E Total $2,000 $8,400 $3,200 $3,200 $1,550 $1,550 $1,700 $1,800 $1,800 * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments

31 Customer reliability will be improved through $1.8 billion of planned investments over the next 5 years at DTE Gas 2017E 2018E 2019E 2020E 2021E 2017E - 2021E Total Base infrastructure Main Replacement* NEXUS related $1,800 $100 $700 $1,000 $430 $380 $330 $330 $330 (millions) * Includes main renewal, meter move-out and pipeline integrity

32 Regulatory Update – Electric and Gas • Self implemented general rates 3Q DTE Gas DTE Electric 2017 2016 2018+ • Final rate order and IRM ruling 4Q – $122 million rate order – 10.1% ROE • Final rate order 1Q • File rate case 2Q • Annual rate cases • Expect rate case filing 2018/2019

33 NEXUS continues to move forward with expected in service 4Q 2017 Natural Gas LDC Industrial Customer Power Generation Marcellus / Utica Dry Gas Core DTE Gas Vector • Contractors secured • Procurement update – Compressors ordered – Compressor air permits secured • FERC approval – FEIS received – Certificate of construction expected 1Q 2017 • Begin construction 1Q 2017

34 Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.